Exhibit 99.1

OTC: DAKP CORPORATE PRESENTATION SEPTEMBER 2013 WWW.DAKOTAPLAINS.COM

Forward Looking Statements Statements made by representatives of Dakota Plains Holdings, Inc. (“Dakota Plains” or the “Company”) during the course of this presentation that are not historical facts, are forward - looking statements. These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward - looking statements. These include risks relating to global economics or politics, our ability to obtain additional capital needed to implement our business plan, minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third - party relationships, financial performance and results, prices and demand for oil, our ability to make acquisitions on economically acceptable terms, and other factors described from time to time in the Company’s periodic reports filed with the SEC filed March 14, 2013, that could cause actual results to differ materially from those anticipated or implied in the forward - looking statements. Dakota Plains undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information or future events. 2

Company overview A Crude - by - Rail company bringing Bakken oil to market » Dakota Plains Holdings, Inc. » Ticker Symbol OTC: DAKP » Operations: Williston Basin (Bakken) » Facilities site: New Town, ND » Headquarters: Wayzata, MN » Market Cap: c.$71m (as of 8/30) » Net Debt: +$2m in cash » Staff: 7 (plus partners & contractors) » Integrated midstream business: □ Crude oil marketing □ Crude oil trucking □ Crude by rail transloading » 50/50 Joint Ventures: □ World Fuel Services subsidiary, marketing □ World Fuel Services subsidiary, transloading □ JPND II LLC, subsidiary of Prairie Field Services, trucking » Canadian Pacific Railway provides rail service 3 DAKP

4 DPTS Marketing Enable entire crude - by - rail value chain via 50% partner Petroleum Transport Solutions One month oil purchase contracts Dakota Plains Services 22 truck fleet via 50% partner Trucks scheduled for oil pick - up at lease Oil transloaded from trucks to rail car fleet at Pioneer Terminal Canadian Pacific as rail service provider Oil sold at refinery terminals Dakota Petroleum Transport Solutions Oil transloading at 192 acre Pioneer Terminal with Strobel Starostka Transfer (SST) as contracted operator 7 Our business Seven person holding company leveraging the strengths of joint ventures

» Announced 750,000 ton per year UNIMIN frac sand storage & transloading terminal » Kicks off inbound commodity supply business » Facility will include 8,000 tons of fixed storage, twin high - speed truck loadouts, and track capacity for 70 loaded railcars » Transloading operations expected to begin by year - end 2013 » Construction underway to lay 4 ladder tracks and switching, and build storage/transloading. 5 7 Our business expands to include inbound Recently announced UNIMIN sand terminal to kick - off inbound business Expansion area

Supply & Offtake customers Crude - By - Rail flexibility to connect WTI and Brent based oil markets 6 Our Suppliers Bakersfield St James Walnut Hill Shreveport Albany St John Philadelphia Galveston Our Offtakers

-15 -10 -5 0 5 10 15 20 25 30 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Underpinning: Williston production & transportation Crude - By - Rail remains competitive as Brent/WTI spread collapses 7 Brent/WTI spread $/bbl Pipeline volumes Rail capturing under - utilized pipeline capacity Williston Basin production Bbl/day Source: North Dakota Pipeline Authority with data through June 2013 Rail volumes Pipeline Rail

North Dakota Crude-By-Rail sites


Inergy Midstream
Epping - BNSF
80k bbls/day
Beaver Lodge Pipe
Storage = 600k
Hess
Tioga - BNSF
70k bbls/day
Gathering
3rd Party ?
Storage = 180k +
Plains All American
Ross – BNSF
65k bbls/day
Gathering
Robinson Lake Pipe
Storage = 200K +
Global/Basin
Stampede - CP
c. 70k bbls/day
3rd Party OK
Storage Plan =
EOG
Stanley - BNSF
70k bbls/day
NO 3rd Party
Storage = 240k
Centennial Energy
Donnybrook- CP
c. 10k bbls/day
3rd Party ?
No Storage
Savage
Trenton - BNSF
90K bbls/day
2-Gathering Lines
Storage = 300k
Enbridge
Berthold - BNSF
80k bbls/day
Gathering
Storage = 300k
Port of ND
Minot - BNSF
c. 30k bbls/day
3rd Party OK
No Storage
Plains All American
Van Hook - CP
c. 65K bbls/day
3rd Party OK
Storage = 12k +
Dakota Plains
New Town - CP
50k bbls/day
3rd Party OK
Storage = 180k
Musket Corp.
Dore - BNSF
70k bbls/day
Banner Pipeline
3rd Party OK
Storage = 90k
Great Northern
Power Development
Fryburg - BNSF
BakkenLink Pipeline
70k bbls/day
Storage = 300k
Centennial Energy
Dickinson - BNSF
c. 8k bbls/day
3rd Party OK
No Storage
Lario Logistics
Bakken Oil Express
Dickinson - BNSF
100k bbls/day
Belle Fourche Pipe
Storage = 210k +
Global/Basin
Zap - BNSF
c. 70k bbls/day
3rd Party OK
No Storage
Tesoro Logistics
Refinery
Mandan
58k bbls/day
Enserco
Gascoyne
???
Bismarck

8

Performance review Business segments are growing exponentially 9 Millions of barrels per year Transloading Capacity Pioneer Expansion 10.4 10.4 5.5 EBITDA, $m 1.2 5.6 11.8 7 – 17 est.

Strategic objectives 2013 - 2015

Deliver shareholder returns via focused & disciplined growth

- Exploit long-term demand for crude-by-rail
- Consider all midstream business segments between wellhead and refinery
- Focus on Pioneer growth & operations in Williston Basin
- Scale-up assets to improve throughput & reduce unit costs
- Transform Pioneer into an energy hub
- Replicate Pioneer approach elsewhere
- Grow with financial & risk discipline

BASE
- ~30,000 bpd capacity
- Trucking
- Transloading
- Marketing

Expand Pioneer Terminal
- ~50,000 bpd
- 180k bbl storage
- Local pipelines
- Groundwork for inbound bus.

2013 Execution for Growth

Build-out Pioneer Energy Hub
- ~80,000 bpd
- 270k bbl storage
- Inbound logistics
- Industrial yard
- NGL outbound

Beyond Pioneer
- Greenfield sites
- Refinery terminal
- External opportunities

Future Plans

DAKOTA PLAINS

10

11 Financial Framework Managing growth funding with financial discipline Restricted Cash • DPTS JV • DPTS Mktg JV New Debt facility Current Debt L - T Debt Free Cash Pioneer Project Future Growth Q2 13 $m net 4.3 23.3 (4.6) (22.0) 0.9 (25.0) Today $m net 1.3 13.3 Up to 20.0 (4.6) (22.0) 1.9 (25.0) Future equity Sources of Funds for DAKP $25m share of Pioneer Expansion project cost (reduced) » Pioneer Terminal Expansion project is now fully funded via new debt facility » $5.5m from DPTS JV & $10m from DPTS Marketing JV committed to Pioneer » Expect to refinance current & L - T debt in near - future » Considering 3 rd party revolving credit facilities to release more restricted cash

1. Marketing segment endures regional rationalization as Brent/WTI collapses 2. Transloading volumes on rebound as Brent/WTI spread widens 3. Truck fleet grows to 22 truck/trailers to capture third party volumes 4. Pioneer Terminal expansion on schedule & on budget 5. Pioneer is now fully funded with cash & new credit facility 6. Growth & Marketing are negatively impacting in - year EBITDA 7. UNIMIN sand terminal construction underway to develop inbound business 8. Other inbound businesses are in development 9. Dakota Plains becomes operator of DPTS transloading joint venture as of Q4 2013 12 Performance delivery in 2013 Making excellent progress to grow the company

13 2013 quarterly performance Q2 delivered solid throughput volumes, but lower marketing margin $ million 1Q 2Q 3Q 4Q Cash and Restricted Cash $30.47 $ 28.38 Outstanding Promissory Notes $26.61 $26.61 Rental Income $0.10 $0.10 Income from Investment in Dakota Petroleum Transport Solutions, LLC $1.41 $1.36 Quarterly Barrels Transloaded 2.43 2.28 Daily Average, bpd 26,953 25,039 Income from Investment in DPTS Marketing LLC $1.77 $0.91 Quarterly Barrels Sold 2.61 2.59 Daily Average, bpd 28,991 28,411 Income from Investment in Dakota Plains Services, LLC $0.06 $0.14 Quarterly Barrels Trucked 1.08 1.34 Daily Average, bpd 11,987 14,712 Net Income $0.59 $(0.59) Adjusted EBITDA $2.45 $1.49

14 Pioneer Terminal Expansion Rendering of finished facility LACT units for inbound pipelines Industrial yard 180,000 bbls of storage w/ expansion available 10 truck crude oil dumps Fast - loading for 10 rail cars at once Two 120 unit train loop tracks Ladder tracks for inbound businesses

Pioneer Terminal Expansion – September photos 15 Tank storage & fast - loading facility

16 Pioneer Terminal set for EOY 2013 Construction in Progress » 50:50 joint project with an indirect subsidiary of World Fuel Services » DAKP owns the 192 acres of land » Safety, Safety, Safety » Two 8,300 ft loop tracks » 180,000 bbls crude oil storage, with 90,000 bbl expansion option designed » 10 station truck depot » Gathering system integration » 10 tank car fast - loading building

Source: North Dakota Industrial Commission 17 » Pioneer Terminal in New Town ideally located for developments in heart of Williston Basin » Producers on the peninsula have access to a ready, reliable and optimally priced market via Pioneer » About 2,000 wells are forecast to be drilled in the surrounding area » Pioneer is the terminus for Canadian Pacific line or closest to the source » Creating an inbound business will provide a valuable service to E&P operators Pioneer Terminal well - placed to serve E&P sector Location - advantaged for upcoming developments & down - spacing

Pioneer Terminal Expansion - $50M budget 18

Pioneer Terminal Expansion - schedule 19 Commissioning Loadout Building Piping Truck Unload Tanks Engineering Earthwork Rail Electrical Present 2013

Conclusions » Dakota Plains has created a safe, reliable and cost - advantaged crude - by - rail market for oil producers in the heart of the Williston Basin » Through the strength of its joint ventures and service agreements, Dakota Plains is poised to grow dramatically in the coming years » With Pioneer construction underway, the operations capacity will grow from 30,000 barrels per day of capacity to up to 80,000 barrels per day by year - end 2013 » Our Pioneer terminal in New Town, ND, has a geographical and logistical advantage in the main fairway of the Bakken & Three Forks; » Business segments that include trucking, transloading, and marketing today will expand in 2014 to include storage and inbound commodity logistics services to local producers » Business and competitive dynamics underpin a consensus industry view that crude - by - rail is a long - term proposition 20

Appendix

Corporate structure Holding company with world class joint ventures 22 50% Canadian Pacific Railway Service Agreement Petroleum Transport Solutions, LLC (note 1) 50% Petroleum Transport Solutions, LLC (note 1) JPND II, LLC ( dba Prairie Field Services) 50% 1 – Petroleum Transport Solutions is an indirect, wholly owned subsidiary of World Fuel Services Corp.

23 Adjusted EBITDA 2012 2011 2010 Net Income (Loss) $(2.001)$(3.111) $0.665 Add Back: Income Tax Provision (Benefit) (1.381) (2.007) 0.416 Depreciation and Amortization 0.165 0.159 0.091 Share Based Compensation - Employees and Directors 0.503 0.511 - Share Based Compensation - Consultants - 2.168 0.047 Loss (Gain) on Extinguishment of Debt (14.709) 4.553 - Interest Expense 29.212 3.372 - Adjusted EBITDA $11.790 $5.645 $1.219 Year Ended December 31, $m